MCB FINANCIAL CORPORATION
1248 Fifth Avenue
San Rafael, CA 94901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 20, 1998

Dear Shareholder:

Notice is hereby given and we hereby invite you to attend the 1998 Annual Meeting of Shareholders (the "Meeting") of MCB Financial Corporation ("MCB Financial")to be held on Wednesday, May 20, 1998 at 5:30 p.m. at the main office of Metro Commerce Bank, ("Metro Commerce"), 1248 Fifth Avenue, San Rafael, California for the following purposes:

    1. ELECTION OF DIRECTORS. To elect the eight persons to the Board of Directors of MCB Financial to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have been qualified.

    2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the Board of Director's recommendation of independent auditors for the year ending
December 31, 1998.

    3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any other adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only those shareholders of record at the close of business on March 23, 1998 will be entitled to notice of and vote at the Meeting.

    It is very important that every shareholder as of the close of business on the record date of March 23, 1998 be represented with their vote whether or not you plan to attend the Meeting. If you do attend the Meeting, you may then withdraw your proxy. If you do not attend the Meeting, you may revoke the proxy prior to the time it is voted by notifying the Corporate Secretary in writing to that effect or by filing a later dated proxy. In order to facilitate the provision of adequate accommodations, please indicate on the proxy whether or not you expect to attend the Meeting.

DATED:April 9, 1998

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tami Nissim

Tami Nissim, Corporate Secretary

PROXY STATEMENT OF
MCB FINANCIAL CORPORATION
1248 Fifth Avenue
San Rafael, CA 94901


1998 ANNUAL MEETING OF MCB FINANCIAL SHAREHOLDERS

INTRODUCTION
    This Proxy Statement is being furnished to MCB Financial Shareholders in connection with the solicitation of proxies by the MCB Financial Board of Directors for use at the 1998 Annual Meeting of Shareholders of MCB Financial to be held on Wednesday, May 20, 1998 at 5:30 p.m. at Metro Commerce, 1248 Fifth Avenue, San Rafael, California 94901, and at any adjournments thereof ("MCB Financial Meeting"). This Proxy Statement, the attached notice and the enclosed form of proxy are first being mailed to MCB Financial Shareholders on or about April 20, 1998.

MATTERS TO BE CONSIDERED
    At the MCB Financial Meeting, MCB Financial Shareholders will be asked to
(i) elect a board of eight directors (see "ELECTION OF DIRECTORS," herein); (ii) ratify the selection of the Board's recommendation of independent auditors for the year ending December 31, 1998 (see "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS," herein); and (iii) transact such other business as may properly come before the MCB Financial Meeting and any and all other adjournments thereof (see "OTHER MATTERS," herein).

RECORD DATE; VOTING INFORMATION
    March 23, 1998 was the record date ("Record Date") for determining which of the MCB Financial Shareholders were entitled to receive notice of and to vote at the MCB Financial Meeting. On the Record Date, there were 1,382,202 shares of MCB Financial Common Stock outstanding, held by 431 holders of record. Each holder of MCB Financial Common Stock will be entitled to one vote, in person or by proxy, for each share of MCB Financial Common Stock standing in his name on the books of MCB Financial as of the Record Date on any matter submitted to the vote of the MCB Financial Shareholders at the MCB Financial Meeting, except that, in connection with the election of directors, the shares are entitled to be voted cumulatively.

    Cumulative voting entitles a MCB Financial Shareholder to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or to distribute his votes among as many candidates as the shareholder thinks fit. However, no shareholder is entitled to cumulate votes for a nominee unless such nominee's name has been placed in nomination prior to the vote and the shareholder has given notice before the voting, of his intention to vote shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for nominees. The Board of Directors does not, at this time, intend to cumulate the votes it may hold pursuant to the proxies solicited herein. If, however, other director nominations are made, the Board of Directors intends to cumulate votes in such a manner as to elect the maximum number of the Board of Directors' nominees. Therefore, discretionary authority to cumulate votes in such an event is solicited in this Proxy Statement and in such an event the accompanying proxy grants discretionary authority to the proxy holders to cumulate votes for the election of directors.

VOTING OF PROXIES; REVOCABILITY
    A proxy for use at the MCB Financial Meeting is enclosed. All shares of MCB Financial Common Stock represented by properly executed proxies received by MCB Financial will, unless revoked, be voted at the MCB Financial Meeting in accordance with the instructions on such proxies. If no instruction is specified with regard to a matter to be considered, the shares of MCB Financial Common Stock represented by the proxy will be voted in favor of (i) electing the eight nominees for directors; and (ii) ratifying the Board of Directors' recommendation of independent auditors for the year ending December 31, 1998.

    The proxy also confers discretionary authority to vote the shares represented thereby in accordance with the recommendations of the MCB Financial Board of Directors on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the MCB Financial Meeting and the election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. If any other business is properly presented at the MCB Financial Meeting, the proxy will be voted in accordance with the recommendation of the MCB Financial Board of Directors.

    Any MCB Financial Shareholder may revoke his proxy at any time before it is voted by filing with MCB Financial's Corporate Secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the MCB Financial Meeting and advising the Chairman of his election to vote in person. A proxy may also be revoked if written notice of the death or incapacity of the MCB Financial Shareholder is received by MCB Financial before the vote pursuant to that proxy is counted.

SOLICITATION OF PROXIES
    This solicitation of MCB Financial Shareholders is being made by the Board of Directors of MCB Financial. The expense of preparing, assembling, printing and mailing this Proxy Statement to MCB Financial Shareholders and the materials used in the solicitation of proxies for the MCB Financial Meeting will be borne by MCB Financial. MCB Financial contemplates that the proxies will be solicited principally through the use of the mail, but officers, directors and employees of MCB Financial may solicit proxies personally or by telephone or facsimile without receiving special compensation therefor. In addition, MCB Financial may use the services of individuals or companies, including a proxy solicitation firm, it does not regularly employ in connection with the solicitation of proxies if deemed advisable by the MCB Financial Board of Directors. Although there are no formal agreements to do so, MCB Financial will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to MCB Financial Shareholders, and will reimburse such other expenses as may be incurred by any proxy solicitation firm engaged by MCB Financial.

REQUIRED VOTE
    Except as specifically noted below, each of the proposals described in this Proxy Statement requires the affirmative vote of a majority of the shares of MCB Financial's Common Stock represented and voting at the Annual Meeting of Shareholders where a quorum is present. In the election of directors, the eight directors receiving the most votes will be elected. If any proposal requires the affirmative vote of the holders of a specified percentage of MCB Financial's outstanding shares of Common Stock, abstaining and broker non-votes will have the same effect as a negative vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
    Except as set forth below, management knows of no persons who own beneficially more than five percent of the outstanding shares of MCB Financial Common Stock. The following table provides certain information as of March 23, 1998, with respect to the only person who owns beneficially in excess of five percent of MCB Financial Common Stock:


                                          Amount
                  Name and                and Nature
                  Address of              of Beneficial    Percent of
Title of Class    Beneficial Owner        Ownership        Class

Common Stock      John Cavallucci         208,291<F1>      14.07%
                  1248 Fifth Avenue
                  San Rafael, CA 94901

<F1>
See "1998 ANNUAL MEETING OF MCB FINANCIAL SHAREHOLDERS -- Security Ownership of Management" herein, for a description of the nature of beneficial ownership.


SECURITY OWNERSHIP OF MANAGEMENT
    The following table provides certain information, as of March 23, 1998, with respect to the beneficial ownership of shares of MCB Financial Common Stock by each MCB Financial director and nominee, each executive officer<F2> and by all of the directors and executive officers of MCB Financial as a group. Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed.


                   Name                              Amt & Nature of
                   and Address                       Beneficial       Percent
Title of Class     of Beneficial Owner<F3>           Ownership<F4>    of Class

Common Stock       John Cavallucci                   208,291<F5>      14.07%
Common Stock       Robert E. Eklund                   26,347<F6>       1.78%
Common Stock       Timothy J. Jorstad                 32,600<F7>       2.20%
Common Stock       Catherine H. Munson                27,227<F8>       1.84%
Common Stock       Gary T. Ragghianti                 17,091<F9>       1.15%
Common Stock       Michael J. Smith                   20,162<F10>      1.36%
Common Stock       Edward P. Tarrant                  26,201<F11>      1.77%
Common Stock       Randall J. Verrue                  20,913<F12>      1.41%
Common Stock       Charles O. Hall                    26,018<F13>      1.76%
Common Stock       Patrick E. Phelan                   2,610<F14>         *
Common Stock       Current Directors and Executive
                   Officers as a Group (10 persons)  407,460<F15>     27.52%
<F2>
As used throughout this Proxy Statement, unless specified otherwise, the term "executive officer" means with respect to MCB Financial, President and Chief Executive Officer of MCB Financial and Chief Executive Officer of Metro Commerce Bank , President and Chief Operating Officer of Metro Commerce, and Chief Financial Officer of MCB Financial and Senior Vice President/Chief Financial Officer of Metro Commerce.
<F3>
The address for all persons is c/o MCB Financial Corporation, 1248 Fifth Avenue, San Rafael, California 94901.
<F4>
Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property, with a spouse and any stock of which beneficial ownership may be acquired within 60 days of March 23, 1998, the Record Date, by the exercise of stock options vested pursuant to MCB Financial's 1989 Stock Option Plan.
<F5>
Includes options to acquire 29,400 shares which are exercisable within 60 days of the Record Date.
<F6>
Includes 7,348 shares held by Mr. Eklund's IRA trust account; 3,674 shares held by Mr. Eklund's spouse in an IRA trust account; 1,468 shares held in trusts of which Mr. Eklund's spouse is trustee; and options to acquire 5,773 shares which are exercisable within 60 days of the Record Date.
<F7>
Includes 26,264 shares held by Jorstad, Inc., Money Purchase & Profit Sharing Pension Plan. Also includes options to acquire 5,773 shares which are exercisable within 60 days of the Record Date.
<F8>
Includes 20,720 shares held by Lucas Valley Properties, Inc., Money Purchase & Profit Sharing Plan. Also includes options to acquire 5,773 shares which are exercisable within 60 days of the Record Date.
<F9>
Includes 3,674 shares held by Ragghianti & Thomas Profit Sharing Plan. Also includes options to acquire 5,773 shares which are exercisable within 60 days of the Record Date.
<F10>
Includes 4,406 shares which are held in Mr. Smith's IRA trust accounts; 1,176 shares held by Mr. Smith's children; and options to acquire 5,773 shares which are exercisable within 60 days of the Record Date.
<F11>
Includes 1,320 shares held by Mr. Tarrant as Custodian for his grandchildren. Also includes options to acquire 5,773 shares which are exercisable within 60 days of the Record Date.
<F12>
Includes 2,939 shares which are held in Mr. Verrue's IRA trust account. Also includes options to acquire 5,773 shares which are exercisable within 60 days of the Record Date.
<F13>
Includes options to acquire 25,872 shares which are exercisable within 60 days of the Record Date.
<F14>
Includes options to acquire 2,464 shares which are exercisable within 60 days of the Record Date.
<F15>
Includes options with respect to 57,736 shares held in aggregate by executive officers and options with respect to 40,411 shares held by non-employee directors of MCB Financial which are exercisable within 60 days of the Record Date and deemed to be outstanding, and these options have been added to the shares of Common Stock which are outstanding for the purpose of determining the percent of the class held by the group.

*Less than one percent (*)

CHANGES IN CONTROL
    Management of MCB Financial is not aware of any arrangement which may, at a subsequent date, result in a change of control of MCB Financial.

RECOMMENDATIONS
    MCB Financial's Board of Directors unanimously recommends electing the eight nominees to the MCB Financial Board of Directors and ratifying the Board recommended independent auditors for the year ending December 31, 1998. These proposals are discussed in greater detail in the sections of this Proxy Statement.


PROPOSAL ONE:
ELECTION OF DIRECTORS

    MCB Financial's Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors or the shareholders but may not be less than seven nor more than thirteen. The number of directors is currently fixed at eight members. MCB Financial Shareholders are being asked to elect the eight persons named below, who are currently serving as directors of MCB Financial and are the nominees of the Board of Directors for reelection as directors of MCB Financial, to serve until the 1999 Annual Meeting of Shareholders of MCB Financial and until their successors are elected and have been qualified. Each of the nominees listed below has consented to be named as a nominee and to serve if elected to the MCB Financial Board of Directors.
Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of said eight nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the shares represented by the proxies solicited will be voted for the election of such substitute nominee, if any, as shall be designated by the MCB Financial Board of Directors. The MCB Financial Board of Directors has no reason to believe that any nominees will become unavailable to serve if elected. Each of the nominees also serves as a director of Metro Commerce. It is intended that each person elected a director of MCB Financial will also be elected a director of Metro Commerce.

                                                         Metro        MCB
                            Present Position(s)          Commerce     Financial
                            with MCB Financial           Director     Director
Name                 Age    and Metro Commerce           Since        Since

John Cavallucci       56    Chairman, President and      1991         1993
                            C.E.O. of MCB Financial
                            and Chairman and C.E.O.
                            of Metro Commerce
Robert E. Eklund      63    Director                     1989         1993
Timothy J. Jorstad    46    Director                     1989         1993
Catherine H. Munson   70    Director                     1989         1993
Gary T. Ragghianti    54    Vice Chairman                1989         1993
Michael J. Smith      57    Director                     1989         1993
Edward P. Tarrant     54    Director                     1989         1993
Randall J. Verrue     54    Director                     1989         1993

BIOGRAPHICAL INFORMATION OF DIRECTORS
    The following sets forth certain biographical information, present occupation and business experience for at least the past five years, of each of the nominees for director.

John Cavallucci
Mr. Cavallucci was born in New York in 1941. His career in the banking industry began in Southern California in 1964. Mr. Cavallucci's career was briefly interrupted by his military service in the Vietnam War. Upon discharge, he resumed his banking career in Southern California and it was not until 1991 that Mr. Cavallucci came north to lead Marin Community Bank in 1991. This is where he serves today as Chairman and CEO of Metro Commerce Bank and Chairman, President and CEO of MCB Financial Corporation.

Robert E. Eklund
Mr. Eklund was born in 1935 and has resided in Marin for the past 18 years. Active in Real Estate Development and Land Preservation, he is currently President and CEO of Building Design Planning, an architectural firm. He is presently on the bank's Loan Committee.

Timothy J. Jorstad
Mr. Jorstad was born in Minnesota in 1951. His CPA career brought him to Marin in 1982. He currently is President and CPA at Jorstad Inc., a Certified Public Accounting firm. He is active on various Metro Commerce Bank Committees. Mr. Jorstad is an active participant in both the local Soccer League and the local School District.

Catherine H. Munson
Ms. Munson started life in Nebraska in 1928 until she moved to Marin in 1954. Currently, she is President of Lucas Valley Properties, a real estate firm as well as a General Partner of McInnis Park Golf Center in San Rafael. Ms. Munson's civic activities include but are not limited to being the International Chairperson for the Ignacio Rotary Club, board member of the Frank Lloyd Wright Conservancy Commission for the restoration of the Marin Civic Center, International President of Rotary Project Amigo (serving 9 orphanages in Mexico) while also serving on several Metro Commerce Committees.

Gary T. Ragghianti
Mr. Ragghianti was born in San Francisco in 1944 and his family moved to Marin in 1948. Mr. Ragghianti is an attorney and has practiced law in Marin County for 30 years. In addition to being on several bank committees, he is the elected City Attorney for the City of San Rafael, City Attorney for the City of Belvedere, Counsel for Novato Fire Protection District and has served as Pro Tem Judge for both Marin County Municipal and Superior Courts.

Michael J. Smith
Mr. Smith is a 4th Generation Marinite born in 1941. He has been involved in many aspects of property development. He has held the position of planning commissioner and, for the past 5 years, a partner of Waterford Associates, LLC, a Real Estate Development company in San Rafael. He is also active on various Metro Commerce Bank Committees.

Edward P. Tarrant
Mr. Tarrant was born in San Francisco in 1943 and moved to Marin in 1944. His business background of Real Estate Construction and Development focused on both Marin and Sonoma Counties. Presently Mr. Tarrant is Principal/Owner of Tarrant-Bell Properties, a real estate, property management and development firm. He is also currently a member of the Marin County Board of Realtors, World Trade Club and Cercle D L'Union of San Francisco.

Randall J. Verrue
Mr. Verrue is a 4th generation Californian born in 1944. He has extensive background in both government and private industry. For more than 5 years, he has been President and CEO of HCV Pacific Partners, a real estate development and management company. Mr. Verrue is currently a Director of the North Lake Tahoe Resort Association and a member of the Bankers Club and Pacific Union Club in San Francisco.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF MCB FINANCIAL
    The Board of Directors of MCB Financial held eight meetings during 1997. The entire MCB Financial Board of Directors serves as the Audit Committee, the Personnel Committee and the Nominating Committees. During 1997, all of the directors of MCB Financial attended at a minimum 75 percent of all meetings of the Board of Directors and of the committees (both MCB Financial and Metro Commerce) of which they served.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF METRO COMMERCE
    The Board of Directors of Metro Commerce held twelve meetings during 1997. The Board of Directors of Metro Commerce has an Audit Committee and a Personnel Committee. Metro Commerce does not have a Nominating Committee; the Board of Directors performs such functions.

    The Audit Committee currently consists of Timothy J. Jorstad, Chairman, Edward P. Tarrant, Randall J. Verrue and Michael J. Smith. The Audit Committee held six meetings during 1997. The Audit Committee's function is to monitor MCB Financial's organization and financial reporting, monitor and analyze the results of external and regulatory examinations and recommend the appointment of and oversee the independent auditor.

    The Personnel Committee currently consists of Catherine H. Munson, Chairwoman, Charles O. Hall, Robert E. Eklund and Gary T. Ragghianti. The Personnel Committee had no cause to meet during 1997. The Personnel Committee's function is to review compensation of Metro Commerce's executive officers and make recommendations to the Board of Directors regarding compensation.

COMPENSATION OF DIRECTORS
    Each Metro Commerce director (with the exception of Charles O. Hall) received an annual retainer of $9,600 in 1997 for his or her services. MCB Financial directors do not receive any compensation for their services.

EXECUTIVE OFFICERS
    The following table sets forth certain information, as of March 23, 1998, with respect to the current executive officers of MCB Financial and Metro Commerce.

                               Present Position(s) with
Name                   Age     MCB Financial and Metro Commerce<F16>

John Cavallucci        56      Chairman, President and Chief Executive Officer
                               of MCB Financial; Chairman and Chief Executive
                               Officer of Metro Commerce Bank

Charles O. Hall        43      Director of Metro Commerce, President/Chief
                               Operating Officer and Chief Credit Officer of
                               Metro Commerce Bank

Patrick E. Phelan      34      Chief Financial Officer of MCB Financial and
                               Senior Vice President and Chief Financial Officer of Metro Commerce Bank

<F16>
Executive officers of MCB Financial and Metro Commerce are appointed annually by the Boards of Directors of MCB Financial and Metro Commerce, respectively, following their respective Annual Meetings of Shareholders.

BUSINESS EXPERIENCE
    The following sets forth the business experience, for at least the past five years, of each of MCB Financial's and Metro Commerce's executive officers.

John Cavallucci
Information concerning the business experience of Mr. Cavallucci is provided under the section entitled "Biographical Information of Directors."

Charles O. Hall
Director and President/Chief Operating Officer and Chief Credit Officer of Metro Commerce since December 1995; Executive Vice President/Chief Credit Officer of Metro Commerce from March 1992 to December 1995.

Patrick E. Phelan
Chief Financial Officer of MCB Financial Corporation since May, 1997; Senior Vice President/Chief Financial Officer of Metro Commerce since May 1997; Vice President/Finance of Metro Commerce from December 1996 to May 1997; Assistant Vice President and Controller of Metro Commerce from April 1994 to December 1996; CPA with Deloitte & Touche LLP 1993-1994; MBA Program at New York University's Stern School of Business 1990-1992; CPA with Ernst & Young LLP 1987-1990.


EXECUTIVE COMPENSATION OF MCB FINANCIAL AND METRO COMMERCE

    The following table sets forth compensation information with respect to MCB Financial's and Metro Commerce's Chief Executive Officer and the one other executive officer of Metro Commerce Bank who served as such at year end 1997 and whose total annual salary and bonus exceeded $100,000("Named Officers"). Comparative data is also provided for the two previous fiscal years, where applicable. No cash compensation was paid by MCB Financial to any Named Officer; however, each Named Officer of MCB Financial also serves as an executive of Metro Commerce and receives compensation from Metro Commerce for services rendered in his or her capacity as such.

SUMMARY COMPENSATION TABLE
                                                   Long Term
                        Annual             Other  Compensation
                     Compensation          Annual    Awards       All Other
Name and                Salary    Bonus Compensation Options     Compensation
Principal
Position          Year ($)       ($)        ($)       (#)         ($)

John Cavallucci   1997  132,000   38,057     0         0           2,162<F18>
Chief Executive   1996  120,000   25,890     0         0           2,541<F18>
Officer           1995   75,901        0     0         0           2,410<F18>

Charles O. Hall   1997  132,000   38,057     0         0           7,925<F17>
President/Chief   1996  120,000   25,890     0         8,820<F19>  5,204<F17>
Operating Officer 1995  101,601        0     0         0           3,675<F17>

<F17>
Includes automobile compensation and matching contributions to the Executive Deferred Compensation Plan.
<F18>
Includes automobile compensation.
<F19>
Adjusted to reflect the 4 for 3 stock split in February 1998.


EMPLOYMENT AGREEMENTS
Mr. Cavallucci and Mr. Hall are each employed by Metro Commerce pursuant to written employment agreements.


Mr. Cavallucci
    Mr. Cavallucci's current agreement for employment as President and Chief Executive Officer of Metro Commerce commenced on January 1, 1995 and expires December 31, 2001. Mr. Cavallucci is entitled to receive payment of (i) an initial annual base of $144,000, payable semi-monthly, increased annually in accordance with a change in the consumer price index for the San Francisco Bay Area and increased otherwise at the sole discretion of Metro Commerce's Board of Directors (Mr. Cavallucci voluntarily accepted amendments to his contract providing for a salary of $75,901 in 1995, $120,000 in 1996 and $132,000 in
1997), and (ii) an annual bonus equal to one and one-half percent of Metro Commerce's pre-tax income if Metro Commerce's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Cavallucci is also entitled to be paid directors fees in an amount equal to such fees paid to other members of the Board of Directors so long as he remains a Director. Among other things, pursuant to his employment agreement, Mr. Cavallucci has been provided with an automobile, Metro Commerce's standard health insurance coverage provided to all Metro Commerce employees, vacation leave and a golf club membership. Furthermore, Metro Commerce paid legal fees and related costs in connection with Mr. Cavallucci's employment agreement and acquisition of control of Metro Commerce. Mr. Cavallucci was granted an incentive stock option to purchase 29,400<F20> shares of MCB Financial of which 20 percent vests each year. He was also granted a nonstatutory stock option, exercised in January, 1992, to purchase 125,944 shares of Metro Commerce Common Stock which later became MCB Financial Common Stock.

    In the event Mr. Cavallucci's employment is terminated for any reason other than death, disability, voluntary retirement or cause he shall be entitled to receive severance payment in an amount equal to his then base salary for 36 months in one lump sum. If Mr. Cavallucci's employment is terminated for reasons of death, medical disability which would preclude performing duties as the Chief Executive Officer for a period of six months or voluntary retirement, he shall not be entitled to any severance payment; provided, however, that if such termination occurs as a result of such medical disability, he shall be entitled to receive severance payment in an amount equal to 150 percent of the annual base salary then in effect. In the event Mr. Cavallucci's employment is terminated for cause, he will not be entitled to any severance payment.

<F20>
Adjusted to reflect the 4 for 3 stock split in February 1998.


Mr. Hall
    Mr. Hall's current employment agreement as President and Chief Operating Officer commenced on January 1, 1996, and expires on December 31, 1998. Mr. Hall is entitled to receive payment of (i) an initial base salary in the amount of $132,000, payable not less often than monthly, increased by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one and one-half percent of Metro Commerce's pre-tax income if Metro Commerce's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Hall has been provided with an automobile, Metro Commerce's standard health insurance coverage provided to all Metro Commerce employees, vacation leave and a tennis club membership. Mr. Hall also participates in Metro Commerce's Deferred Compensation Plan for Executives into which Mr. Hall may elect to defer a portion of his current compensation and Metro Commerce agrees to contribute up to 50 percent of the amount of his deferral. Mr. Hall vests 50 percent in Metro Commerce contributions after completing all of his contractual deferrals and vests the remaining 50 percent upon reaching retirement age. Mr. Hall was granted an incentive stock option to purchase 29,400<F21> shares of MCB Financial Common Stock of which 20 percent vests each year.

    In the event Mr. Hall's employment is terminated for any reason other than death, disability, voluntary retirement or cause he shall be entitled to receive severance payment in an amount equal to his then annual base salary payable through December 31, 1998. If Mr. Hall's employment is terminated for reasons of death, disability, voluntary retirement or cause he will not be entitled to any severance payment, except that, if termination occurs as a result of a medical disability, he shall be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

<F21>
Adjusted to reflect the 4 for 3 stock split in February 1998.


STOCK OPTIONS GRANTED IN THE LAST FISCAL YEAR
    No Stock options were granted to nor exercised by the Named Officers during the fiscal year 1997.

The following table presents information regarding the 1997 fiscal year end value of unexercised stock options held by the Named Officers. The market value of MCB Financial's Common Stock as of December 31, 1997 was $12.00<F22> per share.
                         Number of Unexercised              Value of Unexercised
                         Options at 1997                    In-the-Money Options
                         Year-End (#)                       At 1997 Year-end ($)
                         Exercisable/                       Exercisable/
                         Unexercisable<F22>                 Unexercisable
Name
John Cavallucci          29,400 / -0-                       168,462 / N/A
Charles O. Hall          24,108 / 5,292                     145,353 / 36,515

<F22>
Adjusted to reflect the 4 for 3 stock split in February 1998.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REGARDING MCB FINANCIAL AND METRO COMMERCE

    Certain of the directors and executive officers of MCB Financial and Metro Commerce, the companies or organization with which they are affiliated, and members of their immediate families are customers of, and had banking transactions with Metro Commerce in the ordinary course of Metro Commerce's business during 1997, and Metro Commerce expects to have banking transactions with such persons in the future. All loans and commitments to lend to such persons were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of management of Metro Commerce, did not involve more than a normal risk of collectibility or present other unfavorable features. All of such loans are current as to both principal and interest. As of February 28, 1998, extensions of credit to MCB Financial directors, executive officers and beneficial owners of more than five percent of MCB Financial Common Stock, and their affiliates, as a group, was approximately $1,779,620 which represents approximately 14.6% of the equity capital of MCB Financial as of that date. The maximum aggregate amount of credit extended to directors and executive officers of MCB Financial or Metro Commerce at any one time during 1997 was approximately $3,538,710 which, at that date, constituted approximately 29.1% of MCB Financial's equity capital.


PROPOSAL TWO:
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of MCB Financial is in the process of reviewing proposals for independent auditors to audit the financial statements of MCB Financial for the year ending December 31, 1998. Deloitte & Touche LLP has served as MCB Financial's independent auditors since 1991. In recognition of the important role of the independent auditors, the Board of Directors will make their recommendation of successor auditors for review and ratification at the upcoming annual meeting.

    The Board of Directors is in the process of evaluating proposals for the appointment of independent auditors for 1998. Because of the difficulty and expense of making any substitution of accounting firms, it is the intention of the Board of Directors to complete its selection for recommendation at the upcoming May 20, 1998 annual meeting for the appointment of independent auditors for the 1998 fiscal year. The Board of Directors retains the power to appoint an independent public accounting firm to replace its present accounting firm.

    A representative auditor for the current year and for 1997 will be present at the MCB Financial Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of shareholders.


SHAREHOLDER PROPOSALS

    MCB Financial's 1999 Annual Meeting of Shareholders is currently scheduled for May 26, 1999. To be included in MCB Financial's 1999 Proxy Statement, proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received by MCB Financial no later than December 21, 1998.


OTHER MATTERS

    Management does not know of any matters to be presented at the MCB Financial Meeting other than those set forth above. However, if other matters come before the MCB Financial Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the MCB Financial Board of Directors on such matters. Discretionary authority to do so is included in the proxy.

DRAFT PROXY CARD (3.25" X 7.375" CARD STOCK)

PROXY                  MCB FINANCIAL CORPORATION               PROXY
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 1998
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Messrs. Jorstad, Tarrant and Verrue, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the 1998 Annual Meeting of Shareholders of MCB Financial Corporation to be held at MCB Financial Corporation, 1248 Fifth Avenue, San Rafael, California 94901, on Wednesday, May 20, 1998, at 5:30 p.m. or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1. Election of Directors. To elect the eight persons named below to the Board of Directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have been qualified.

Nominees:  John Cavallucci, Robert E. Eklund, Timothy J. Jorstad, Catherine H.
   Munson, Gary T. Ragghianti, Michael J. Smith, Edward P. Tarrant and Randall
   J. Verrue.

FOR    all nominees (except as indicated to the contrary below).  A vote FOR will result in votes being cast to effect the election of the eight nominees or as many thereof as possible under the rules of cumulative voting.
   WITHHOLD AUTHORITY   to vote for all nominees. (INSTRUCTION:  To withhold
   authority for any individual nominee, write that nominee's name in the space below.)

2. Ratification of Independent Auditors. To ratify the Board of Directors' recommendation of independent auditors for the year ending December 31, 1998.
   FOR    AGAINST    ABSTAIN

3. Other Business. To transact such other business as may properly come before the 1998 Annual Meeting of Shareholders and any other adjournments thereof.

This proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the proxy holders will vote "FOR" each of the foregoing proposals.

Important -- Please Sign on Other Side

[REVERSE SIDE]
Please Sign and Date Below.
    The Board of Directors recommends a vote "FOR" the election of directors, the ratification of their recommendation of independent public accountants, adjournment of the meeting to further solicit proxies, if necessary, and the transaction of other business. The proxy confers authority to vote and shall be voted in accordance with such recommendations unless a contrary instruction is indicated, in which case the shares represented by the proxy will be voted in accordance with such instruction. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in accordance with the recommendations of the Board of Directors. If any director nominee is unable to serve or for good cause will not serve, this proxy confers authority to and shall be voted for a substitute nominee designated by the Board of Directors. This proxy confers authority to cumulate votes for the election of directors. If any other business is presented at the meeting, this proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors.

                                                     ___________________________
                                                     (Number of Shares)
                                                     ___________________________
                                                     (Please print your name)
                                                     ___________________________
                                                     (Signature of Shareholder)

                                                     Dated ________________,1998

MAILING LABEL SPACE                                  ___________________________
                                                     (Please print your name)
                                                     ___________________________
                                                     (Signature of Shareholder)

                                                     Dated ________________,1998

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

Please indicate if you are planning to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING, WITH THE CORPORATE SECRETARY OF MCB FINANCIAL CORPORATION, A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.